                                                                    Exhibit 10.1

                                SUPPORT AGREEMENT

     SUPPORT AGREEMENT, dated as of June 5, 2006 (this "Agreement"), among the shareholders listed on the signature page(s) hereto (collectively, the "Shareholders" and each individually, a "Shareholder"), Onyx Software Corporation, a Washington corporation (the "Company") and M2M Holdings, Inc., a Delaware corporation (the "Parent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

     WHEREAS, as of the date hereof, the Shareholders own of record and beneficially (within the meaning of Rule 13d-3 of the Exchange Act) the shares of capital stock of the Company set forth on Schedule A hereto (the "Shares");.

     WHEREAS, concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, a subsidiary of Parent will be merged with and into the Company, and the Company will be the surviving corporation (the "Merger"); and

     WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Shareholders agree, and in order to induce Parent to enter into the Merger Agreement the Shareholders are willing, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

     Section 1. Agreement to Vote Shares.

          (a) Each Shareholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, such Shareholder shall
(a) when a meeting of the Company's shareholders is held, appear at such meeting (in person or by proxy) or otherwise cause all Shares and any New Shares (as defined below) to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby; (ii) against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement, (iii) against any proposal that would reasonably lead to or result in the conditions of Parent's or Merger Sub's obligations under the Merger Agreement not being fulfilled; (iv) against any Competing Transaction (as defined in the Merger Agreement); and (v) against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company (each item set forth in the foregoing clauses
(i) through (v), a "Proposed Matter") at every meeting of shareholders of Company called with respect to any Proposed Matter (and at every postponement or adjournment thereof). Prior to the termination of this Agreement, each Shareholder covenants and agrees not to enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement. The provisions of this Section 1 shall apply to all Shares and New Shares owned by each Shareholder as of the record date for the vote on any Proposed Matter.

          (b) Each Shareholder further agrees that, until the termination of this Agreement, (Y) such Shareholder will not, and will not permit any entity under such Shareholder's control to, (A) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (B) initiate a shareholders' vote with respect to an Opposing Proposal or (C) become a member of a "group" (as such term is used in Section 13(d) of the Exchange
Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For the purposes of this Agreement, an "Opposing Proposal" means any action or proposal described in clauses (ii) through (iv) of Section 1(a).

          (c) New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. "New Shares" means:

               (i) any shares of capital stock or voting securities of the Company that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase shares of Company Common Stock or otherwise) after the date of this Agreement and prior to the termination of this Agreement; and

               (ii) any shares of capital stock or voting securities of the Company that Shareholder becomes the beneficial owner of as a result of any change in Company Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting Company Common Stock.

     Section 2. Irrevocable Proxy. Each Shareholder has delivered to Parent a duly executed proxy in the form attached hereto as Exhibit A (the "Proxy"), such Proxy covering the issued and outstanding Shares and all issued and outstanding New Shares in respect of which such Shareholder is the record holder and is entitled to vote at each meeting of the shareholders of the Company (including, without limitation, each written consent in lieu of a meeting) prior to the termination of this Agreement. Upon the execution of this Agreement by such Shareholder, such Shareholder hereby revokes any and all prior proxies or powers of attorney given by such Shareholder with respect to voting of the Shares on the matters referred to in Section 1 and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares on the matters referred to in Section 1 until after the Expiration Date. Each Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement and the Proxy. Each Shareholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement, and that such Proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the Proxy is coupled with an interest and may under no circumstances be revoked prior to the Expiration Date, (ii) ratifies and confirms that the Proxies appointed hereunder may lawfully do or cause to be done by virtue hereof, and (iii) affirms that such Proxy is executed and intended to be irrevocable to the extent permitted by the provisions of Section

23B.07.220 of the WBCA. The power of attorney granted by each Shareholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Shareholder. Notwithstanding any other provisions of this Agreement, the Proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

     Section 3. Transfer of Shares.

          (a) Until this Agreement is terminated, each Shareholder covenants and agrees that such Shareholder will not directly or indirectly (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares or New Shares, (ii) deposit any of the Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or New Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) enter into any contract, option, agreement, commitment, understanding or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, pledge, encumbrance or other disposition of any Shares or New Shares (each, a "Transfer"). Any Transfer or purported Transfer of share of Company Common Stock in violation of the foregoing restricts shall be null and void.

          (b) Permitted Transfers. Section 3(a) shall not prohibit a transfer of Shares or New Shares by a Shareholder (i) upon the death of such Shareholder, interspousal disposition, (ii) for tax or estate planning or charitable gift purposes or if such Shareholder is a partnership or limited liability company, to one or more partners or members of such Shareholder to an affiliated corporation under common control with such Shareholder; provided, however, that a transfer referred to in this Section 3(c) shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a Proxy to Parent in substantially the form of the Proxy attached hereto.

     Section 4. Representations and Warranties of the Shareholders. Each Shareholder on his or her own behalf hereby severally represents and warrants to Parent with respect to such Shareholder and such Shareholder's ownership of the Shares as follows:

          (a) Ownership of Shares. The Shareholder beneficially owns all of the Shares and rights to Shares as set forth on Schedule A hereto and has good and marketable title to such Shares, free and clear of any claims, liens, options, charges, proxies, voting trusts, agreements, rights, understandings, arrangements, encumbrances or security interests. The Shareholder owns no shares of Company Common Stock other than the Shares as set forth on Schedule A hereto. The Shareholder and/or its affiliates have sole voting power, without restrictions, with respect to all of the Shares. The Shareholder's principal residence or place of business is accurately set forth on the Shareholder's signature page hereto.

          (b) Power, Binding Agreement. The Shareholder has the legal capacity and all requisite power and authority to enter into and perform all of his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as enforcement thereof may be limited against such Shareholder by (i) bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting enforcement of creditors' rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers.

          (c) No Conflicts. The execution and delivery of this Agreement do not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, the Shares or any of the Shareholder's properties or assets. Except as expressly contemplated hereby, the Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders' agreement, partnership agreement or voting trust. Except for the expiration or termination of the waiting period under the HSR Act and informational filings with the Securities and Exchange Commission, to the knowledge of Shareholder, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby.

     Section 5. Termination. This Agreement shall terminate upon the earlier to occur of (a) such date and time as the Merger Agreement shall have been terminated in accordance with its terms (b) an amendment to the Merger Agreement in a manner that reduces the aggregate consideration to be paid to any Shareholder upon consummation of the Merger or changes the nature of the consideration in any way other than a change that does not change the amount of the cash consideration, and (c) the Effective Time.

     Section 6. Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholder's capacity as an owner of such Shareholder's respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in such Shareholder's capacity as an officer or director of the Company to the extent permitted by the Merger Agreement, or as an officer or a director of any third party.

     Section 7. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Shareholder agrees that, in the event of any breach or threatened breach by such Shareholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7, and each Shareholder irrevocably waives any right such

Shareholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

     Section 8. Miscellaneous.

          (a) Entire Agreement. This Agreement and the Merger Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

          (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, provided that, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to the principles of conflicts of law thereof.

          (d) Counterparts. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

               (i) if to a Shareholder to the address set forth on the respective signature page of this Agreement;

               (ii) if to Parent to:

               20 Williams Street, Suite 200
               Wellesley, MA 02481
               Phone: (781) 577-1000
               Fax: (781) 577-1001
               Attn: R. David Tabors, President
               with a copy to:

               Kirkland & Ellis LLP
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attn: Gerald T. Nowak
               Telephone: (312) 861-2000
               Facsimile No.: (312) 861-2200

               (iii) if to the Company to:

               Onyx Software Corporation
               1100 -- 112th Ave. NE
               Suite 100
               Seattle, WA 98004
               Attn: Chief Executive Officer
               Phone: 425-519-4000
               Fax: 425-732-2413

               with a copy to:

               Orrick, Herrington & Sutcliffe LLP
               719 Second Avenue, Suite 900
               Seattle, WA 98104
               Attn: Alan C. Smith
               Phone: (206) 839-4300
               Fax: (206) 839-4301

          (f) No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

          (g) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this Agreement to any direct or indirect wholly owned subsidiary of Parent without the consent of the Company or the Shareholders. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

          (h) Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

          (i) WAIVER OF JURY TRIAL. EACH OF PARENT, THE COMPANY AND EACH SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, THE COMPANY OR EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

          (j) No Survival. The representation and warranties contained in the Agreement shall not survive the termination of this Agreement.

                            [Signature Pages Follow.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

                                        ONYX SOFTWARE CORPORATION


                                        By: /s/ JANICE P. ANDERSON
                                            ------------------------------------
                                        Name: Janice P. Anderson
                                        Title: President and Chief Executive
                                               Officer


                                        M2M HOLDINGS, INC.


                                        By: /s/ R. DAVID TABORS
                                            ------------------------------------
                                        Name: R. David Tabors
                                        Title: President

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ JANICE P. ANDERSON
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Janice P. Anderson
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ ROBERT J. CHAMBERLAIN
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Robert J. Chamberlain
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ TODD CHAMBERS
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Todd Chambers
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ JOHN S. DENAULT
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        John S. Denault
                                        (Print name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ SHERYL LOEFFLER
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Sheryl Loeffler
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ PHILIP MINASIAN
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Philip Minasian
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ MARY A. REEDER
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Mary A. Reeder
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ ANDREW LEONARD REES
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Andrew Leonard Rees
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ CHARLES M. BOESENBERG
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Charles M. Boesenberg
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ TERRI DIAL
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Terri Dial
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ WILLIAM B. ELMORE
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        William B. Elmore
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ WILLIAM PORTER
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        William Porter
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.


                                        /s/ DANIEL R. SANTELL
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Daniel R. Santell
                                        (Print Name of Shareholder)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.

                                        Robert M Tarkoff, Trustee for the
                                        Tarkoff Living Trust DTD
                                        12/08/99
                                        (Print Name of Shareholder)


                                        /s/ ROBERT M. TARKOFF
                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        Robert M. Tarkoff
                                        (Print Name of Signatory)

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                   -----------------------------

                      (Signature Page to Support Agreement)

                                   SCHEDULE A

                                                      VESTED
                                         NUMBER OF    OPTIONS
                                           SHARES      AS OF
              SHAREHOLDER                  OWNED     5/31/06*     TOTAL
              -----------                ---------   --------   ---------
Janice P Anderson                           60,833    188,750     249,583
Robert J Chamberlain                        71,000     43,750     115,150
Todd Chambers                               21,000         --      21,000
John S Denault                              21,000     68,937      89,937
Philip Minasian                             21,000         --      21,000
Mary A Reeder                               24,112    179,499     203,611
Andrew Leonard Rees                         21,000     66,404      87,404
Sheryl Routh                                10,000         --      10,000
                                         ---------    -------   ---------
   SUB-TOTAL MANAGEMENT                    250,345    547,340     797,685
                                         ---------    -------   ---------
Charles Boesenberg                              --      3,750       3,750
Teresa Dial                                375,144     65,968     441,112
William B Elmore                         2,530,147     58,468   2,588,615
William Porter                                  --     43,750      43,750
Daniel Santell                                  --     58,468      58,468
Rob Tarkoff                                 93,525     51,250     144,775
                                         ---------    -------   ---------
   SUB-TOTAL BOARD OF DIRECTORS          2,998,816    281,654   3,280,470
                                         ---------    -------   ---------
      TOTAL - MANAGEMENT AND DIRECTORS   3,249,161    828,994   4,078,155
                                         =========    =======   =========

----------
* Represents in-the-money options, assuming merger consideration of $4.80 per share.

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                            ONYX SOFTWARE CORPORATION

The undersigned shareholder of Onyx Software Corporation, a Delaware corporation (the "Company"), hereby irrevocably appoints the members of the Board of Directors of M2M Holdings, Inc., a Delaware corporation ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the issued and outstanding shares of capital stock of the Company that now are owned of record by the undersigned (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned shareholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "Merger Agreement") by and among Parent, Orion Acquisition Corporation, a Washington corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, which Merger Agreement provides for the merger of Merger Sub with and into the Company (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (a) such date and time as the Merger Agreement shall have been terminated in accordance with its terms (b) an amendment to the Merger Agreement in a manner that reduces the aggregate consideration to be paid to any Shareholder upon consummation of the Merger or changes the nature of the consideration in any way other than a change that does not change the amount of the cash consideration, and (c) the Effective Time. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement.

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting:

          (a) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby;


                                   Exhibit A-1

          (b) against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement;

          (c) against any proposal that would reasonably lead to, result in the conditions of Parent's or Merger Sub's obligations under the Merger Agreement not being fulfilled;

          (d) against any Competing Transaction (as defined in the Merger Agreement); and

          (e) against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  (Remainder of page intentionally left blank)


                                  Exhibit A-2

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: June 5, 2006


                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        ----------------------------------------
                                        (Print Name of Shareholder)

                                        _____________ shares of Company Common
                                        Stock owned on the date hereof:

                                        ____________ shares of Company Common
                                        Stock issuable upon the exercise of
                                        outstanding options, warrants or other
                                        rights.

                      (Signature Page to Irrevocable Proxy)

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: June 5, 2006

                                        ----------------------------------------
                                        (Print name of Shareholder)


                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        ----------------------------------------
                                        (Print name of signatory)

                                        ----------------------------------------
                                        (Print title of signatory)

                                        _____________ shares of Company Common
                                        Stock owned on the date hereof:

                                        ____________ shares of Company Common
                                        Stock issuable upon the exercise of
                                        outstanding options, warrants or other
                                        rights.

                      (Signature Page to Irrevocable Proxy)